                                 SUEM  8-1-97

                                    NUMBER
                                       A

                                     AMBAC

                                     SEAL

                          American Bank Note Company

                                                                  (EXHIBIT 4.01)
                                                              SM ETHER 1 H-51928

                                                                          SHARES

                                 COMMON STOCK

                          AMBAC FINANCIAL GROUP, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                          SEE REVERSE FOR LEGEND
                                                         AND CERTAIN DEFINITIONS
                                                               CUSIP 023139 10 8

THIS IS TO CERTIFY THAT



IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

AMBAC FINANCIAL GROUP, INC., transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Countersigned and Registered:
                CITIBANK, N.A.
                        Transfer Agent and Registrar


By                     /s/Richard B. Gross           /s/P. Lassiter


                        Senior vice President        Chairman of the Board and
Authorized Signatory            and Secretary          Chief Executive Officer

                          Richard B. Gross              P. Lassiter

                          AMBAC FINANCIAL GROUP, INC.

This Certificate also evidences and entitles the holder hereof to certain
Rights as set forth in the Rights Agreement between the Corporation and the Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate Certificates and will no longer be evidenced by this Certificate. The Corporation will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

The Corporation will furnish without charge to any stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class and series of stock which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -as tenants in common         UNIF GIFT MIN ACT-______Custodian_______
                                                          (Cust)         (Minor)
  TEN ENT -as tenants by the entireties

  JT TEN  -as joint tenants with right
           of survivorship and not as tenants      under Uniform Gifts to Minors
           in common                                    Act_____________________
                                                                 (State)

Additional abbreviations may also be used though not in the above list.


        For value received,___________hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE

        [____________________________________]

 _____________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 _____________________________________________________________________________

 _____________________________________________________________________________

 _______________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 _____________________________________________________________________Attorney
 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
 Dated______________________


                                _____________________________________________
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEM-
BERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.